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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                           Date of Report: May 5, 2004

                                  BAYLAKE CORP.

             (Exact name of Registrant as specified in its charter)

          Wisconsin                                               39-1268055
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(State or other jurisdiction of                              (I.R.S. Employer
incorporated or organization)                                Identification No.)

217 North Fourth Avenue., Sturgeon Bay,  WI                          54235
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone number, including area code:             (920)-743-5551
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ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

      c.    Exhibits

Exhibit 99.1 Press release dated May 4, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2004, the Registrant issued a press release announcing the registrant's earnings for the three months ended March 2004.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BAYLAKE CORP.


Date:  May 5, 2004            By: /s/ Steven D. Jennerjohn
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                                    Steven D. Jennerjohn, Chief Financial
                                    Officer